Exhibit 77Q1(e) – Copies of any new or amended Registrant investment advisory contracts

The following documents are included in Registrant’s Post-Effective Amendment to the Registration Statement on Form N-1A, Accession No. 0001193125-16-638354 filed on June 30, 2016, and incorporated by reference herein:

Exhibit (d)(1)(b) - Schedule A to the Investment Management Agreement

Exhibit (d)(40) - Sub-Advisory Agreement between Lincoln Investment Advisors Corporation and Western Asset Management Company